                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 25, 2005



                        GENEREX BIOTECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




     Delaware                         000-25169                  98-0178636
  ---------------                    ------------              ---------------
  (State of Other                    (Commission                (IRS Employer
  Jurisdiction of                    File Number)               Identification
  Incorporation)                                                    Number)


    33 Harbour Square, Suite 202, Toronto, Ontario Canada          M5J 2G2
  ----------------------------------------------------------    -------------
    (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (416) 364-2551
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2005, Generex Biotechnology Corporation (the "Company") received notice from the Staff of The Nasdaq Stock Market informing the Company that, during the 180 calendar day period ending May 23, 2005, the Company had not regained compliance with Marketplace Rule 4310(c)(4), which requires the Company to have a minimum bid price per share of at least $1.00 for 30 consecutive business days; however, the Staff noted that on May 23, 2005, the Company met all initial inclusion criteria for the SmallCap Market set forth in Marketplace Rule 4310(c), except for bid price. Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company has an additional 180 calendar days, or until November 21, 2005, to regain compliance with Rule 4310(c)(4). If, at any time before November 21, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will regain compliance with the Rule.

In the event that the Company cannot demonstrate compliance with Marketplace Rule 4310(c)(4) by November 21, 2005, the Staff will notify the Company that its securities will be delisted, at which time the Company may appeal the Staff's determination to a Listing Qualifications Panel.

As reported in the Company's Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on December 1, 2004, the Company first received notice from the Staff of the Company's noncompliance with Rule 4310(c)(4) on November 24, 2004 and was granted an initial 180 calendar day period, or until May 23, 2005, to regain compliance.

In its recent filings with the Securities and Exchange Commission, the Company has discussed certain financing transactions and other activities which it has negotiated or is in the process of negotiating. The Company believes that if it is successful in completing these transactions and activities, investor confidence in the Company will increase, which would have a positive effect on its stock price, such that its common stock would meet the minimum bid price requirement under Market Place Rule 4310(c)(4).


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GENEREX BIOTECHNOLOGY CORPORATION


Dated: May 25, 2005                          By: /s/ Rose C. Perri
                                                 -----------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer
                                                 (principal financial officer)